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                                                                   Exhibit 10.37
                         MORTGAGE, SECURITY AGREEMENT,
                       AND ASSIGNMENT OF LEASES AND RENTS

                        MICHAEL ANTHONY JEWELERS, INC.,
                            a Delaware corporation,

                                    Grantor,

                                       to

                       GENERAL ELECTRIC CAPITAL BUSINESS
                           ASSET FUNDING CORPORATION,
                            a Delaware corporation,

                                    Grantee.

                                February 10, 1999

Location of Premises:

Address:          50 South MacQuesten Parkway
                  Mount Vernon
                  Westchester County, New York

Section:          2
Block:            1057
Lot:              12 & 14

NOTICE: THE DEBT SECURED HEREBY IS SUBJECT TO CALL IN FULL OR THE TERMS THEREOF BEING MODIFIED IN THE EVENT OF SALE OR CONVEYANCE OF THE PROPERTY HEREIN CONVEYED.

THE REAL PROPERTY IS NOT PRINCIPALLY IMPROVED OR TO BE IMPROVED BY ONE OR MORE STRUCTURES CONTAINING IN THE AGGREGATE NOT MORE THAN SIX RESIDENTIAL DWELLING UNITS, EACH DWELLING UNIT HAVING ITS OWN SEPARATE COOKING FACILITIES.

                                            Prepared by, recording requested by,
                                            and when recorded, return to:

                                            Dorothea S. Costrini
                                            Lee Ann M. Williams, Jr.
                                            Hunter, Maclean, Exley & Dunn, P.C.
                                            200 East Saint Julian Street
                                            Savannah, Georgia 31412

                                            General Electric Capital Business
                                            Asset Funding Corporation
                                            Loan Number: 001-0003346-001


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         THIS MORTGAGE (herein "Instrument"), made as of February 10, 1999, among the Mortgagor, MICHAEL ANTHONY JEWELERS, INC., a Delaware corporation, whose address is 115 South MacQuesten Parkway, Mount Vernon, New York 10550 (herein "Borrower"), in favor of the Mortgagee, GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION, a Delaware corporation, whose address is Real Estate Department, 10900 Northeast Fourth Street, Suite 500, Bellevue, Washington 98004 (herein "Lender"),


                              W I T N E S S E T H:

         THAT, WHEREAS, Borrower is justly indebted to Lender in the sum of Nine Hundred Thirty-Seven Thousand Five Hundred and no hundredths Dollars ($937,500.00), as evidenced by a certain Promissory Note (as hereinafter described),

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower irrevocably mortgages to Lender all of Borrower's right, title and interest, now owned or hereafter acquired, including any reversion or remainder interest, in the real property located in the City of Mount Vernon, County of Westchester, State of New York, commonly known as 50 South MacQuesten Parkway, and more particularly described on EXHIBIT A attached hereto and incorporated herein including all heretofore or hereafter vacated alleys and streets abutting the property, and all easements, rights, appurtenances, tenements, hereditaments, rents, royalties, mineral, oil and gas rights and profits, water, water rights, and water stock appurtenant to the property (collectively "Premises");

         TOGETHER with all of Borrower's estate, right, title and interest, now owned or hereafter acquired, in, under and to:

         (a) all buildings, structures, improvements, parking areas, landscaping, equipment, fixtures and articles of property now or hereafter erected on, attached to, or used or adapted for use in the operation of the Premises; including but without being limited to, all heating, air conditioning and incinerating apparatus and equipment; all boilers, engines, motors, dynamos, generating equipment, piping and plumbing fixtures, water heaters, ranges, cooking apparatus and mechanical kitchen equipment, refrigerators, freezers, cooling, ventilating, sprinkling and vacuum cleaning systems, fire extinguishing apparatus, gas and electric fixtures, carpeting, floor coverings, underpadding, elevators, escalators, partitions, mantels, built-in mirrors, window shades, blinds, draperies, screens, storm sash, awnings, signs, furnishings of public spaces, halls and lobbies, and shrubbery and plants, and including also all interest of any owner of the Premises in any of such items hereafter at any time acquired under conditional sale contract, chattel mortgage or other title retaining or security instrument, all of which property mentioned in this clause
(a) shall be deemed part of the realty covered by this Instrument and not severable wholly or in part without material injury to the freehold of the Premises (all of the foregoing together with replacements and additions thereto are referred to herein as "Improvements") (subject to the rights of Lender in connection with Loan No. 001-0003281-001);

         (b) all compensation, awards, damages, rights of action and proceeds, including interest thereon and/or the proceeds of any policies of insurance therefor, arising out of or relating to a (i) taking or damaging of the Premises or Improvements thereon by reason of any public or private improvement, condemnation proceeding (including change of grade), sale or transfer in lieu of condemnation, or fire, earthquake or other casualty, or (ii) any injury to or decrease in the value of the Premises or the Improvements for any reason whatsoever;

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         (c) return premiums or other payments upon any insurance any time provided for the benefit of or naming Lender, and refunds or rebates of taxes or assessments on the Premises;

         (d) all written and oral leases and rental agreements (including extensions, renewals and subleases; all of the foregoing shall be referred to collectively herein as the "Leases") now or hereafter affecting the Premises including, without limitation, all rents, issues, profits and other revenues and income therefrom and from the renting, leasing or bailment of Improvements and equipment, all guaranties of tenants' performance under the Leases, and all rights and claims of any kind that Borrower may have against any tenant under the Leases or in connection with the termination or rejection of the Leases in a bankruptcy or insolvency proceeding;

         (e) plans, specifications, contracts and agreements relating to the design or construction of the Improvements; Borrower's rights under any payment, performance, or other bond in connection with the design or construction of the Improvements; all landscaping and construction materials, supplies, and equipment used or to be used or consumed in connection with construction of the Improvements, whether stored on the Premises or at some other location; and contracts, agreements, and purchase orders with contractors, subcontractors, suppliers, and materialmen incidental to the design or construction of the Improvements;

         (f) all contracts, accounts, rights, claims or causes of action pertaining to or affecting the Premises or the Improvements, including, without limitation, management contracts, service or supply contracts, permits, licenses, franchises and certificates, and all commitments or agreements, now or hereafter in existence, intended by the obligor thereof to provide Borrower with proceeds to satisfy the loan evidenced hereby or improve the Premises or Improvements, and the right to receive all proceeds due under such commitments or agreements including refundable deposits and fees;

         (g) all books, records, surveys, reports and other documents related to the Premises, the Improvements, the Leases, or other items of collateral described herein; and

         (h) all additions, accessions, replacements, substitutions, proceeds and products of the real and personal property, tangible and intangible, described herein.


         All of the foregoing described collateral is exclusive of Borrower's inventory and accounts receivable and any furniture, furnishings or trade fixtures owned and supplied by tenants of the Premises. The Premises, the Improvements, the Leases and all of the rest of the foregoing property are herein referred to as the "Property."

         TO HAVE AND TO HOLD the Property and all parts, rights, members and appurtenances thereof to the use, benefit and behoof of Lender and its successors and assigns in fee simple forever.

         TO SECURE TO Lender (a) the repayment of the indebtedness evidenced by Borrower's Promissory Note dated of even date herewith in the principal sum of Nine Hundred Thirty-Seven Thousand Five Hundred and no hundredths Dollars ($937,500.00), with interest thereon as set forth therein, and having a maturity date of March 1, 2014, and all renewals, extensions and modifications thereof (herein "Note"); (b) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Instrument or to fulfill any of Borrower's obligations hereunder or under the other Loan Documents (as defined


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below); and (c) the performance of the covenants and agreements of Borrower contained herein or in the other Loan Documents. The indebtedness and obligations described in clauses (a)-(c) above are collectively referred to herein as the "Indebtedness;" The Note, this Instrument, and all other documents evidencing, securing or guaranteeing the Indebtedness (except any Certificate and Indemnity Agreement Regarding Hazardous Substances), as the same may be modified or amended from time to time, are referred to herein as the "Loan Documents;" The terms of the Note secured hereby may provide that the interest rate or payment terms or balance due may be indexed, adjusted, renewed, or renegotiated from time to time, and this Instrument shall continue to secure the Note notwithstanding any such indexing, adjustment, renewal or renegotiation.

         PROVIDED, ALWAYS, that if Borrower shall pay unto Lender the Indebtedness and if Borrower shall duly, promptly and fully perform, discharge, execute, effect, complete and comply with and abide by each and every of the stipulations, agreements, conditions and covenants of the Note and this Instrument, then this Instrument and all assignments contained herein and liens created hereby shall cease and be null and void; otherwise to remain in full force and effect.

         Borrower represents and warrants that Borrower has good, marketable and insurable title to, and has the right to mortgage an indefeasible fee simple estate in, the Premises, Improvements, rents, and leases, and the right to convey the other Property, that the Property is unencumbered except as disclosed in writing to and approved by Lender prior to the date hereof, and that Borrower will warrant and forever defend the title to the Property against all claims and demands, subject only to the permitted exceptions set forth in SCHEDULE 1 attached hereto.

         Borrower represents. warrants, covenants and agrees for the benefit of Lender as follows:

         1. PAYMENT OF PRINCIPAL AND INTEREST. Borrower shall promptly pay when due the principal of and interest on the Indebtedness, any prepayment and other charges provided in the Loan Documents and all other sums secured by this Instrument.

         2. FUNDS FOR TAXES, INSURANCE AND OTHER CHARGES. Upon the occurrence of an Event of Default (hereinafter defined), and at Lender's sole option at any time thereafter, Borrower shall pay in addition to each monthly payment on the Note, one-twelfth of the annual real estate taxes, insurance premiums, assessments, water and sewer rates, ground rents and other charges (herein "Impositions") payable with respect to the Property (as estimated by Lender in its sole discretion), to be held by Lender without interest to Borrower, for the payment of such obligations.

         If the amount of such additional payments held by Lender ("Funds") at the time of the annual accounting thereof shall exceed the amount deemed necessary by Lender to provide for the payment of Impositions as they fall due, such excess shall be at Borrower's option, either repaid to Borrower or credited to Borrower on the next monthly installment or installments of Funds due. If at any time the amount of the Funds held by Lender shall be less than the amount deemed necessary by Lender to pay Impositions as they fall due, Borrower shall pay to Lender any amount necessary to make up the deficiency within thirty (30) days after notice from Lender to Borrower requesting payment thereof.

         Upon the occurrence of an Event of Default hereunder, Lender may apply, in any amount and in any order as Lender shall determine in Lender's sole discretion, any Funds held by Lender at the time of application (i) to pay Impositions which are now or will hereafter become due,


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or (ii) as a credit against sums secured by this Instrument. Upon payment in full of all sums secured by this Instrument, Lender shall refund to Borrower any Funds held by Lender.

         3. APPLICATION OF PAYMENTS. Unless applicable law provides otherwise, each complete installment payment received by Lender from Borrower under the Note or this Instrument shall be applied by Lender first in payment of amounts payable to Lender by Borrower under SECTION 2 hereof, then to interest payable on the Note, then to principal of the Note. Upon the occurrence of an Event of Default, Lender may apply, in any amount and in any order as Lender shall determine in Lender's sole discretion, any payments received by Lender under the Note or this Instrument. Any partial payment received by Lender shall, at Lender's option, be held in a non-interest bearing account until Lender receives funds sufficient to equal a complete installment payment.

         4. CHARGES, LIENS. Borrower shall pay all Impositions attributable to the Property in the manner provided under SECTION 2 hereof or, if not paid in such manner, by Borrower making payment, when due, directly to the payee thereof, or in such other manner as Lender may designate in writing. If requested by Lender, Borrower shall promptly furnish to Lender all notices of Impositions which become due, and in the event Borrower shall make payment directly, Borrower shall promptly furnish to Lender receipts evidencing such payments. Borrower shall promptly discharge any lien which has, or may have, priority over or equality with, the lien of this Instrument, and Borrower shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property. Without Lender's prior written permission, Borrower shall not allow any lien inferior to this Instrument to be perfected against the Property. If any lien inferior to this Instrument is filed against the Property without Lender's prior written permission and without the consent of Borrower, Borrower shall, within thirty (30) days after receiving notice of the filing of such lien, cause such lien to be released of record and deliver evidence of such release to Lender.

         5. INSURANCE. Borrower shall obtain and maintain the following types of insurance upon and relating to the Property:

         (a) "All Risk" property and fire insurance (with extended coverage endorsement including malicious mischief and vandalism) in an amount not less than the full replacement value of the Property (with a deductible not to exceed $5,000), naming Lender under a lender's loss payee endorsement (form 438BFU or equivalent) and including agreed amount, inflation guard, replacement cost and waiver of subrogation endorsements;

         (b) Comprehensive general liability insurance in an amount not less than $2,000,000.00 insuring against personal injury, death and property damage and naming Lender as additional insured;

         (c) Business interruption insurance covering loss of rental or other income (including all expenses payable by tenants) for up to six (6) months; and

         (d) Such other types of insurance or endorsements to existing insurance as may be required from time to time by Lender.

         Upon the request of Lender, Borrower shall increase the coverages under any of the insurance policies required to be maintained hereunder or otherwise modify such policies in accordance with Lender's request. All of the insurance policies required hereunder shall be issued by corporate insurers licensed to do business in the state in which the Property is located and rated A:X or better by A.M. Best Company, and shall be in form acceptable to Lender. If and to the


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extent that the Property is located within an area that has been or is hereafter designated or identified as an area having special flood hazards by the Department of Housing and Urban Development or such other official as shall from time to time be authorized by federal or state law to make such designation pursuant to any national or state program of flood insurance, Borrower shall carry flood insurance with respect to the Property in amounts not less than the maximum limit of coverage then available with respect to the Property or the amount of the Indebtedness, whichever is less. Certificates of all insurance required to be maintained hereunder shall be delivered to Lender, along with evidence of payment in full of all premiums required thereunder, contemporaneously with Borrower's execution of this Instrument. All such certificates shall be in form acceptable to Lender and shall require the insurance company to give to Lender at least thirty (30) days' prior written notice before canceling the policy for any reason or materially amending it. Certificates evidencing all renewal and substitute policies of insurance shall be delivered to Lender, along with evidence of the payment in full of all premiums required thereunder, at least fifteen (15) days before termination of the policies being renewed or substituted. If any loss shall occur at any time when Borrower shall be in default hereunder, Lender shall be entitled to the benefit of all insurance policies held or maintained by Borrower, to the same extent as if same had been made payable to Lender, and upon foreclosure hereunder, Lender shall become the owner thereof. Lender shall have the right, but not the obligation, to make premium payments, at Borrower's expense, to prevent any cancellation, endorsement, alteration or reissuance of any policy of insurance maintained by Borrower, and such payments shall be accepted by the insurer to prevent same.

         If any act or occurrence of any kind or nature (including any casualty for which insurance was not obtained or obtainable) shall result in damage to or destruction of the Property (such event being called a "Loss"), Borrower will give prompt written notice thereof to Lender. All insurance proceeds paid or payable in connection with any Loss shall be paid to Lender. If (i) no Event of Default has occurred and is continuing hereunder, (ii) Borrower provides evidence satisfactory to Lender of its ability to pay all amounts becoming due under the Note during the pendency of any restoration or repairs to or replacement of the Property, (iii) the available insurance proceeds are, in Lender's judgment, sufficient to fully and completely restore, repair or replace the Property, and (iv) Borrower provides evidence satisfactory to Lender that none of the tenants of the Property will terminate their Leases as a result of either the Loss or the repairs to or replacement of the Property, Borrower shall have the right to apply all insurance proceeds received in connection with such Loss either (a) to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such Loss, or (b) to the payment of the Indebtedness in such order as Lender may elect. If an Event of Default has occurred and is continuing hereunder at the time of such Loss, if Lender determines that Borrower will be unable to pay all amounts becoming due under the Note during the pendency of any restoration or repairs to or replacement of the Property, if the available insurance proceeds are insufficient, in Lender's judgment, to fully and completely restore, repair or replace the Property or if Lender believes that one or more tenants of the Property will terminate its Lease as a result of either the Loss or the repairs to or replacement of the Property, then all of the insurance proceeds payable with respect to such Loss will be applied to the payment of the Indebtedness, or if so instructed by Lender, Borrower will promptly, at Borrower's sole cost and expense and regardless of whether sufficient insurance proceeds shall be available, commence to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition, character immediately prior to such Loss. Borrower shall diligently prosecute any restoration, repairs or replacement of the Property undertaken by or on behalf of Borrower pursuant to this SECTION 5. All such work shall be conducted pursuant to written contracts approved by Lender in writing. Notwithstanding anything contained herein to the contrary, in the event the insurance proceeds received by Lender following any Loss are insufficient in Lender's judgment to fully and completely restore, repair or replace the


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Property, and if Borrower has complied with all of the other conditions described in this SECTION 5, Borrower may elect to restore, repair or replace the Property if it first deposits with Lender such additional sums as Lender determines are necessary in order to fully and completely restore, repair or replace the Property. In the event any insurance proceeds remain following the restoration, repair or replacement of the Property, such proceeds shall be applied to the Indebtedness in such order as Lender may elect.

         Borrower waives any and all right to claim or recover against Lender or its officers, employees, agents and representatives, for loss of or damage to Borrower, the Property, Borrower's property or the property of others under Borrower's control from any cause insured against or required to be insured against under this SECTION 5.

         6. PRESERVATION AND MAINTENANCE OF PROPERTY. Borrower (a) shall not commit waste or permit impairment or deterioration of the Property, (b) shall not abandon the Property, (c) shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (d) shall keep the Property, including all improvements, fixtures, equipment, machinery and appliances thereon, in good repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair, (e) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property, (f) if all or part of the Property is for rent or lease, then Lender, at its option after the occurrence of an Event of Default, may require Borrower to provide for professional management of the Property by a property manager satisfactory to Lender pursuant to a contract approved by Lender in writing, unless such requirement shall be waived by Lender in writing, (g) shall generally operate and maintain the Property in a manner to ensure maximum rentals, and (h) shall give notice in writing to Lender of and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect the Property, the security of this Instrument or the rights or powers of Lender hereunder. Neither Borrower nor any tenant or other person, without the written approval of Lender, shall remove, demolish or alter any improvement now existing or hereafter erected on the Property or any fixture, equipment, machinery or appliance in or on the Property except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind.

         Borrower represents, warrants and covenants that the Property is and shall be in compliance with the Americans with Disabilities Act of 1990 and all of the regulations promulgated thereunder, as the same may be amended from time to time.

         7. USE OF PROPERTY. Unless required by applicable law or unless Lender has otherwise agreed in writing, Borrower shall not allow changes in the use for which all or any part of the Property was intended at the time this Instrument was executed. Borrower shall not, without Lender's prior written consent, (i) initiate or acquiesce in a change in the zoning classification (including any variance under any existing zoning ordinance applicable to the Property), (ii) permit the use of the Property to become a non-conforming use under applicable zoning ordinances, (iii) file any subdivision or parcel map affecting the Property, or (iv) amend, modify or consent to any easement or covenants, conditions and restrictions pertaining to the Property.

         8. PROTECTION OF LENDER'S SECURITY. If Borrower fails to perform any of the covenants and agreements contained in this Instrument, or if any action or proceeding is


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commenced which affects the Property or title thereto or the interest of Lender therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then Lender at Lender's option may make such appearances, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect Lender's interest, including, but not limited to, (i) disbursement of attorneys' fees, (ii) entry upon the Property to make repairs, (iii) procurement of satisfactory insurance as provided in SECTION 5 hereof.

         Any amounts disbursed by Lender pursuant to this SECTION 8, with interest thereon, shall become additional Indebtedness of Borrower secured by this Instrument. Unless Borrower and Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the highest rate which may be collected from Borrower under applicable law or, at Lender's option, the rate stated in the Note. Borrower hereby covenants and agrees that Lender shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the Indebtedness. Nothing contained in this SECTION 8 shall require Lender to incur any expense or take any action hereunder.

         9. INSPECTION. Lender may make or cause to be made reasonable entries upon the Property to inspect the interior and exterior thereof.

         10. FINANCIAL DATA. Borrower will furnish to Lender, and will cause any guarantor of the Indebtedness to furnish Lender on request, within ninety (90) days after the close of its fiscal year (i) annual balance sheet and profit and loss statements prepared in accordance with generally accepted accounting principles and practices consistently applied and, if Lender so requires, accompanied by the annual audit report of an independent certified public accountant reasonably acceptable to Lender, (ii) an annual operating statement, together with a complete rent roll and other supporting data reflecting all material information with respect to the operation of the Property and Improvements, and (iii) all other financial information and reports that Lender may from time to time reasonably request, including, if Lender so requires, income tax returns of Borrower and any guarantor of any portion of the Indebtedness, and, to the extent that Borrower is able to do so, financial statements of any tenants designated by Lender. (Failure to provide financial statements of tenants shall not constitute an Event of Default hereunder.)

         11. CONDEMNATION. If the Property, or any part thereof, shall be condemned for any reason, including without limitation fire or earthquake damage, or otherwise taken for public or quasi-public use under the power of eminent domain, or be transferred in lieu thereof, all damages or other amounts awarded for the taking of, or injury to, the Property shall be paid to Lender who shall have the right, in its sole and absolute discretion, to apply the amounts so received against (a) the costs and expenses of Lender, including attorneys' fees incurred in connection with collection of such amounts, and (b) the balance against the Indebtedness; provided, however, that if (i) no Event of Default shall have occurred and be continuing hereunder (ii) Borrower provides evidence satisfactory to Lender of its ability to pay all amounts becoming due under the Note during the pendency of any restoration or repairs to or replacement of the Property, (iii) Lender determines, in its sole discretion, that the proceeds of such award are sufficient to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such taking (or, if the proceeds of such award are insufficient for such purpose, if Borrower provides additional sums to Lender's satisfaction so that the aggregate of such sums and the proceeds of such award will be sufficient for such purpose), and (iv) Borrower provides evidence satisfactory to Lender that none of the tenants of the Property will terminate its Lease as a result of either the condemnation or taking or the repairs to or replacement of the Property, the proceeds of such award, together with additional sums provided by Borrower, shall


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be placed in a separate account for the benefit of Lender and Borrower to be used to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such taking. All work to be performed in connection therewith shall be pursuant to a written contract therefor, which contract shall be subject to the prior approval of Lender. To the extent that any funds remain after the Property has been so restored and repaired, the same shall be applied against the Indebtedness in such order as Lender may elect. To enforce its rights hereunder, Lender shall be entitled to participate in and control any condemnation proceedings and to be represented therein by counsel of its own choice, and Borrower will deliver, or cause to be delivered to Lender such instruments as may be requested by it from time to time to permit such participation. In the event Lender, as a result of any such judgment, decree or award, believes that the payment or performance of any of the Indebtedness is impaired, Lender may declare all of the Indebtedness immediately due and payable.


         12. BORROWER AND LIEN NOT RELEASED. From time to time, Lender may, at Lender's option, without giving notice to or obtaining the consent of Borrower, Borrower's successors or assigns or of any junior lienholder or guarantors, without liability on Lender's part and notwithstanding the occurrence of an Event of Default, extend the time for payment of the Indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of the Indebtedness, accept an extension or modification or renewal note or notes therefor, modify the terms and time of payment of the Indebtedness, release from the lien of this Instrument any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Borrower to modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable thereunder. Any actions taken by Lender pursuant to the terms of this SECTION 12 shall not affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by this Instrument and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the Indebtedness, and shall not affect the lien or priority of the lien hereof on the Property. Borrower shall pay Lender a service charge, together with such title insurance premiums and attorneys' fees as may be incurred at Lender's option, for any such action if taken at Borrower's request.

         13. FORBEARANCE BY LENDER NOT A WAIVER. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any other right or remedy. The acceptance by Lender of payment of any sum secured by this Instrument after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the Indebtedness secured by this Instrument, nor shall Lender's receipt of any awards, proceeds or damages under SECTIONS 5 and 11 hereof operate to cure or waive Borrower's default in payment of sums secured by this Instrument.

         14. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Instrument is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Borrower hereby grants and conveys to Lender a first and prior security interest in all of the Property that constitutes personalty, whether now owned or hereafter acquired. Any reproduction of this Instrument or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to Lender, upon Lender's request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Instrument in such form as Lender may require to perfect a security interest with respect to the foregoing items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all costs and expenses of any record searches for financing statements Lender may require. Without the prior written consent of Lender, Borrower shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said items, including replacements and additions thereto. Upon the occurrence of an Event of Default, including the covenants to pay when due all sums secured by this Instrument, Lender shall have the remedies of a secured party under the Uniform Commercial Code, and Lender may also invoke the remedies provided in
SECTION 26 of this Instrument as to such items. In exercising any of said remedies Lender may proceed against the items of real property and any items of personal property specified above separately or together and in any order whatsoever, without in any way affecting the availability of Lender's remedies under the Uniform Commercial Code or of the remedies provided in SECTION 26 of this Instrument. Within ten (10) days following any request therefor by Lender, Borrower shall prepare and deliver to Lender a written inventory specifically listing all of the personal property covered by the security interest herein granted, which inventory shall be certified by Borrower as being true, correct, and complete.

         15. LEASES OF THE PROPERTY. Borrower shall comply with and observe Borrower's obligations as landlord under all Leases of the Property or any part thereof. All Leases hereafter entered into will be in form and substance subject to the approval of Lender, which approval shall not be unreasonably withheld. All Leases of the Property hereafter entered into shall specifically provide that such Leases are subordinate to this Instrument; that the tenant attorns to Lender, such attornment to be effective upon Lender's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as Lender may from time to time request; that the attornment of the tenant shall not be terminated by foreclosure; and that Lender may, at Lender's option, accept or reject such attornments. Borrower shall not, without Lender's written consent, request or consent to the subordination of any Lease of all or any part of the Property to any lien subordinate to this Instrument. If Borrower becomes aware that any tenant proposes to do, or is doing, any act or thing which may give rise to any right of set-off against rent, Borrower shall (i) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against rent, (ii) immediately notify Lender thereof in writing and of the amount of said set-offs, and (iii) within ten (10) days after such accrual, reimburse the tenant who shall have acquired such right to set-off or take such other steps as shall effectively discharge such setoff and as shall assure that rents thereafter due shall continue to be payable without set-off or deduction. Upon Lenders receipt of notice of the occurrence of any default or violation by Borrower of any of its obligations under the Leases, Lender shall have the immediate right, but not the duty or obligation, without prior written notice to Borrower or to any third party, to enter upon the Property and to take such actions as Lender may deem necessary to cure the default or violation by Borrower under the Leases. The costs incurred by Lender in taking any such actions pursuant to this paragraph shall become part of the Indebtedness, shall bear interest at the rate provided in the Note, and shall be payable by Borrower to Lender on demand. Lender shall have no liability to Borrower or to any third party for any actions taken by Lender or not taken pursuant to this paragraph.

         16. REMEDIES CUMULATIVE. Each remedy provided in this Instrument is distinct and cumulative to all other rights or remedies under this Instrument or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

         17. TRANSFERS OF THE PROPERTY OR BENEFICIAL INTERESTS IN BORROWER:
ASSUMPTION. Lender may, at its option, declare all sums secured by this Instrument to be immediately due and payable, and Lender may invoke any remedies permitted by SECTION 26 of this Instrument, if title to the Property is changed without the prior written consent of Lender, which consent shall be at Lender's sole discretion. Any transfer of any interest in the Property or in the income therefrom, by sale, lease (except for leases to tenants in the ordinary course of managing income property which are approved by Lender pursuant to SECTION 15 of this Instrument), contract, mortgage, deed of trust, further encumbrance or otherwise (including any such transfers as security for additional financing of the Property), and any change in the ownership interests in Borrower (including any transfer, pledge, assignment, or hypothecation of, or other change in, the ownership interests in Borrower or any legal entities which comprise or control Borrower), shall be considered a change of title, except transfers and changes in ownership (i) by devise or descent, (ii) for bona-fide estate-planning purposes, (iii) pursuant to ordinary trading of stock in Borrower (Lender acknowledging that Borrower is a publicly traded company), or (iv) by acquisitions of other jewellery concerns by Borrower.

         Lender shall have the right to condition its consent to any proposed sale or transfer described in this SECTION 17 upon, among other things, Lender's approval of the transferee's creditworthiness and management ability and the transferee's execution, prior to the sale or transfer, of a written assumption agreement containing such terms as Lender may require, including, if required by Lender, the imposition of an assumption fee of one percent (1%) of the then outstanding balance of the Indebtedness. Consent by Lender to one transfer of the Property shall not constitute consent to subsequent transfers or waiver of the provisions of this SECTION 17. No transfer by Borrower shall relieve Borrower of liability for payment of the Indebtedness. Borrower shall pay any recording tax, recording cost, title insurance premium, attorneys' fees, or other third-party expenses incurred by Lender in connection with any transfer, whether or not consent is required.

         18. NOTICE. Except for any notice required under applicable law to be given in another manner, any and all notices, elections, demands, or requests permitted or required to be made under this Instrument or under the Note shall be in writing, signed by the party giving such notice, election, demand or request, and shall be delivered personally, by telegram, or sent by registered, certified, or Express United States mail, postage prepaid, or by Federal Express or similar service requiring a receipt, to the other party at the address stated above, or to such other party and at such other address within the United States of America as any party may designate in writing as provided herein. The date of receipt of such notice, election, demand or request shall be the earliest of (i) the date of actual receipt, (ii) three (3) days after the date of mailing by registered or certified mail, (iii) one (1) day after the date of mailing by Express Mail or the delivery (for redelivery) to Federal Express or another similar service requiring a receipt, or (iv) the date of personal delivery (or refusal upon presentation for delivery).

         19. SUCCESSORS AND ASSIGNS BOUND: JOINT AND SEVERAL LIABILITY; AGENTS; CAPTIONS. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective heirs, successors and assigns of Lender and Borrower, subject to the provisions of SECTION 17 hereof. If Borrower is comprised of more than one person or entity, whether as individuals, partners, partnerships or corporations, each such person or entity shall be jointly and severally liable for Borrower's obligations hereunder. In exercising any rights hereunder or taking any actions provided for herein, Lender may act through its employees, agents or independent contractors as authorized by Lender. The captions and headings of the sections of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

     20. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce the Note or any other obligation secured by this Instrument.

     21. WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interests in the Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all the Property shall be subjected to the remedies provided herein. Lender shall have the right to determine the order in which any or all portions of the Indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who consents to this Instrument and any party who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

     22. HAZARDOUS WASTE. Borrower has furnished to Lender a Phase I Environmental Assessment dated December 22, 1998, prepared by AAS Environmental, Inc. and an Environmental Questionnaire dated January 12, 1999 (collectively, the "Report"). Except as disclosed to Lender in the Report, Borrower has received no notification of any kind suggesting that the Property or any adjacent property is or may be contaminated with any hazardous waste or materials or is or may be required to be cleaned up in accordance with any applicable law or regulation; and Borrower further represents and warrants that, except as previously disclosed to Lender in writing, to the best of its knowledge as of the date hereof after due and diligent inquiry, there are no hazardous waste or materials located in, on or under the Property or any adjacent property, or incorporated in any Improvements, nor has the Property or any adjacent property ever been used as a landfill or a waste disposal site, or a manufacturing, handling, storage, distribution or disposal facility for hazardous waste or materials. As used herein, the term "hazardous waste or materials" includes any substance or material defined in or designated as hazardous or toxic wastes, hazardous or toxic material, a hazardous, toxic or radioactive substance, or other similar term, by any federal, state, or local statute, regulation or ordinance now or hereafter in effect. Borrower shall promptly comply with all statutes, regulations and ordinances, and with all orders, decrees or judgments of governmental authorities or courts having jurisdiction, relating to the use, collection, treatment, disposal, storage, control, removal or cleanup of hazardous waste or materials in, on or under the Property or any adjacent property, or incorporated in any improvements, at Borrower's expense. In the event that Lender at any time believes that the Property is not free of all hazardous waste or materials or that Borrower has violated any applicable environmental law with respect to the Property, then immediately upon request by Lender, Borrower shall obtain and furnish to Lender, at Borrower's sole cost and expense, an environmental audit and inspection of the Property from an expert satisfactory to Lender. In the event that Borrower fails to immediately obtain such audit or inspection, Lender or its agents may perform or obtain such audit or inspection at Borrower's sole cost and expense. Lender may, but is not obligated to, enter upon the Property and take such actions and incur such costs and expenses to effect such compliance as it deems advisable to protect its interest in the Property; and whether or not Borrower has actual knowledge of the existence of hazardous waste or materials on the Property or any adjacent property as of the date hereof, Borrower shall reimburse Lender as provided in SECTION 23 below for the full amount of all costs and expenses incurred by Lender prior to Lender acquiring title to the Property through foreclosure or acceptance of a deed in lieu of foreclosure, in connection with such compliance activities. Neither this provision nor any of the other Loan Documents shall operate to put Lender in the position of an owner of the Property prior to any acquisition of the Property by Lender. The rights granted to Lender herein and in other Loan Documents are granted solely for the protection of Lender's lien and security interest covering the

Property, and do not grant to Lender the right to control Borrower's actions, decisions or policies regarding hazardous waste or materials.

         23. ADVANCES, COSTS AND EXPENSES. Borrower shall pay within ten (10) days after written demand from Lender all sums advanced by Lender and all costs and expenses incurred by Lender in taking any actions pursuant to the Loan Documents including attorneys' fees and disbursements, accountants' fees, appraisal and inspection fees and the costs for title reports and guaranties, together with interest thereon at the rate applicable under the Note after an Event of Default from the date such costs were advanced or incurred. All such costs and expenses incurred by Lender, and advances made, shall constitute advances under this Instrument to protect the Property and shall be secured by and have the same priority as the lien of this Instrument. If Borrower fails to pay any such advances, costs and expenses and interest thereon, Lender may apply any undisbursed loan proceeds to pay the same, and, without foreclosing the lien of this Instrument, may at its option commence an independent action against Borrower for the recovery of the costs, expenses and/or advances, with interest, together with costs of suit, costs of title reports and guaranty of title, disbursements of counsel and reasonable attorneys' fees incurred therein or in any appeal therefrom.

         24. ASSIGNMENT OF LEASES AND RENTS. Borrower, for good and valuable consideration, the receipt of which is hereby acknowledged, to secure the Indebtedness, does hereby absolutely and unconditionally grant, bargain, sell, transfer, assign, convey, set over and deliver unto Lender all right, title and interest of Borrower in, to and under the Leases of the Property, whether now in existence or hereafter entered into, and all guaranties, amendments, extensions and renewals of said Leases and any of them, and all rents, income and profits which may now or hereafter be or become due or owing under the Leases, and any of them, or on account of the use of the Property.

         Borrower represents, warrants, covenants and agrees with Lender as follows:

         (a) The sole ownership of the entire lessor's interest in the Leases is vested in Borrower, and Borrower has not, and shall not, perform any acts or execute any other instruments which might prevent Lender from fully exercising its rights with respect to the Leases under any of the terms, covenants and conditions of this Instrument.

         (b) The Leases are and shall be valid and enforceable in accordance with their terms and have not been and shall not be altered, modified, amended, terminated, canceled, renewed or surrendered except as approved in writing by Lender. The terms and conditions of the Leases have not been and shall not be waived in any manner whatsoever except as approved in writing by Lender.

         (c) Borrower shall not alter the term or the amount of rent payable under any Lease without prior written notice to Lender and Lender's consent, which shall not be unreasonably withheld.

         (d) There are no defaults now existing under any of the Leases and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the Leases.

         (e) Borrower shall give prompt written notice to Lender of any notice received by Borrower claiming that a default has occurred under any of the Leases on the part of Borrower, together with a complete copy of any such notice.

         (f) Each of the Leases shall remain in full force and effect irrespective of any merger of the interest of lessor and any lessee under any of the leases.

         (g) Borrower will not permit any Lease to become subordinate to any lien other than the lien of this Instrument.

         The assignment made hereunder is an absolute, present assignment from Borrower to Lender, effective immediately, and is not merely an assignment for security purposes but is irrevocable by Borrower so long as the Indebtedness remains outstanding. Notwithstanding the foregoing, until a notice is sent to the Borrower in writing that an Event of Default (as defined below) has occurred under the terms and conditions of the Note or any instrument constituting security for the Note (which notice is hereafter called a "Notice"), Borrower is granted a license to receive, collect and enjoy the rents, income and profits accruing from the Property.

         If an Event of Default shall occur, Lender may, at its option, after service of a Notice, receive and collect all such rents, income and profits as they become due, from the Property. Lender shall thereafter continue to receive and collect all such rents, income and profits, until Lender shall otherwise agree in writing. All sums received by Borrower after service of such Notice shall be deemed received in trust and shall be immediately turned over to Lender.

         Borrower hereby irrevocably appoints Lender its true and lawful attorney-in-fact with power of substitution and with full power for Lender in its own name and capacity or in the name and capacity of Borrower, from and after service of Notice, to demand, collect, receive and give complete acquittances for any and all rents, income and profits accruing from the Property, either in its own name or in the name of Borrower or otherwise, which Lender may deem necessary or desirable in order to collect and enforce the payment of the rents, income and profits and to demand, correct, receive, endorse, and deposit all checks, drafts, money orders or notes given in payment of such rents. Such appointment is coupled with an interest and is irrevocable. Lender shall not be liable for or prejudiced by any loss of any note, checks, drafts, etc., unless such loss is due to the gross negligence or willful misconduct of Lender.

         Lender shall apply the rents received from Borrower's lessees, to accrued interest and principal under the Note. If no Event of Default remains uncured, amounts received in excess of the aggregate monthly payment due under the Note shall be remitted to Borrower in a timely manner. Nothing contained herein shall be construed to constitute Lender as a mortgagee-in-possession in absence of its physically taking possession of the Property.

         Borrower also hereby irrevocably appoints Lender as its true and lawful attorney-in-fact to appear in any state or federal bankruptcy, insolvency, or reorganization proceeding in any state or federal court involving any of the tenants of the Leases. Lessees of the Property are hereby expressly authorized and directed, from and after service of a Notice to pay any and all amounts due Borrower pursuant to the Leases to Lender or such nominee as Lender may designate in writing delivered to and received by such lessees who are expressly relieved of any and all duty, liability or obligation to Borrower in respect of all payments so made.

         If an Event of Default shall occur, Lender is hereby vested with full power from and after service of a Notice to use all measures, legal and equitable, deemed by it necessary or proper to enforce the assignment granted hereunder and to collect the rents, income and profits assigned hereunder, including the right of Lender or its designee, to enter upon the Property, or any part thereof, and take possession of all or any part of the Property together with all personal property, fixtures, documents, books, records, papers and accounts of Borrower relating thereto, and may exclude the Borrower, its agents and servants, wholly therefrom. Borrower hereby grants full power and authority to Lender to exercise all rights, privileges and powers herein granted at any and all times after service of a Notice, with full power to use and apply all of the rents and other income herein assigned to the payment of the costs of managing and operating the Property and of any indebtedness or liability of Borrower to Lender, including but not limited to the payment of taxes, special assessments, insurance premiums, damage claims, the costs of maintaining, repairing, rebuilding and restoring the improvements on the Property or of making the same rentable, reasonable attorneys' fees incurred in connection with the enforcement of the assignment granted hereunder, and of principal and interest payments due from Borrower to Lender on the Note and this Instrument, all in such order as Lender may determine. Lender shall be under no obligation to exercise or prosecute any of the rights or claims assigned to it hereunder or to perform or carry out any of the obligations of the lessor under any of the Leases and does not assume any of the liabilities in connection with or arising or growing out of the covenants and agreements of Borrower in the leases. It is further understood that the assignment granted hereunder shall not operate to place responsibility for the control, care, management or repair of the Property, or parts thereof, upon Lender, nor shall it operate to make Lender liable for the performance of any of the terms and conditions of any of the Leases, or for any waste of the Property by any lessee under any of the Leases or any other person, or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any lessee, licensee, employee or stranger.

         25. DEFAULT. The following shall each constitute an event of default ("Event of Default"):

         (a) Failure of Lender to receive any portion of the sums secured by this Instrument when due, and such failure shall continue for ten (10) days after written notice of the same is given by Lender to Borrower; or

         (b) Failure of Borrower within the time required by this Instrument to make any payment for taxes, insurance or for reserves for such payments, or any other payment necessary to prevent filing of or discharge of any lien, and such failure shall continue for a period of ten (10) days after written notice is given to Borrower by Lender specifying such failure; or

         (c) Failure by Borrower to observe or perform any obligations of Borrower to Lender on or with respect to any transactions, debts, undertakings or agreements other than the transaction evidenced by the Note following the giving of any notice required thereunder and/or the expiration of any applicable period of grace provided thereby; or

         (d) Failure of Borrower to make any payment or perform any obligation under any superior liens or encumbrances on the Property, within the time required thereunder, or commencement of any suit or other action to foreclose any superior liens or encumbrances; or

         (e) Failure by Borrower to observe or perform any of its obligations under any of the Leases; or

         (f) The Property is transferred or any agreement to transfer any part or interest in the Property in any manner whatsoever is made or entered into without the prior written consent of Lender, except as specifically allowed under this Instrument, including without limitation creating or allowing any liens on the Property or leasing any portion of the Property; or

         (g) Filing by Borrower of a voluntary petition in bankruptcy or filing by Borrower of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the seeking, consenting to, or acquiescing by Borrower in the appointment of any trustee, receiver, custodian, conservator or liquidator for Borrower, any part of the Property, or any of the income or rents of the Property, or the making by Borrower of any general assignment for the benefit of creditors, or the inability of or failure by Borrower to pay its debts generally as they become due, or the insolvency on a balance sheet basis or business failure of Borrower, or the making or suffering of a preference within the meaning of federal bankruptcy law or the making of a fraudulent transfer under applicable federal or state law, or concealment by Borrower of any of its property in fraud of creditors, or the imposition of a lien upon any of the property of Borrower which is not discharged in the manner permitted by SECTION 4 of this Instrument, or the giving of notice by Borrower to any governmental body of insolvency or suspension of operations; or

         (h) Filing of a petition against Borrower seeking any reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debts, or the appointment of any trustee, receiver, custodian, conservator or liquidator of Borrower, of any part of the Property or of any of the income or rents of the Property, unless such petition shall be dismissed within sixty (60) days after such filing, but in any event prior to the entry of an order, judgment or decree approving such petition; or

         (i) The institution of any proceeding for the dissolution or termination of Borrower voluntarily, involuntarily, or by operation of law; or

         (j) A material adverse change occurs in the assets, liabilities or net worth of Borrower from the assets, liabilities or net worth of Borrower previously disclosed to Lender; or

         (k) Any warranty, representation or statement furnished to Lender by or on behalf of Borrower under the Note, this Instrument, any of the other Loan Documents or the Certificate and Indemnity Agreement Regarding Hazardous Substances, shall prove to have been false or misleading in any material respect; or

         (l) Failure of Borrower to observe or perform any other covenant or condition contained in the Note or this Instrument, which default shall continue for thirty (30) days after notice is given to Borrower specifying the nature of the failure, or if the default cannot be cured within such cure period, Borrower fails within such time to commence and pursue curative action with reasonable diligence or fails at any time after expiration of such cure period to continue with reasonable diligence all necessary curative actions. No notice of default and no opportunity to cure shall be required with respect to defaults under
SECTION 17 of this Instrument or if during the prior twelve (12) months Lender has already sent a notice to Borrower concerning default in performance of the same obligation; or

         (m) Failure of Borrower to observe or perform any other obligation under this any Loan Document (other than this Instrument or the Note) or the Certificate and Indemnity Regarding Hazardous Substances when such observance or performance is due, and such failure shall continue beyond the applicable cure period set forth in such Loan Document, or if the default cannot be cured within such applicable cure period, Borrower fails within such time to commence and pursue curative action with reasonable diligence or fails at any time after expiration of such applicable cure period to continue with reasonable diligence all necessary curative actions. No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months Lender has already sent a notice to Borrower concerning default in performance of the same obligation; or

         (n) Borrowers abandonment of the Property; or

         (o) Any of the foregoing events occur with respect to any tenant of the Property or any guarantor of such tenant's obligations under its Lease; or

         (p) The occurrence of any "Event of Default" under any of the documents evidencing or securing Borrower's line of credit with Chase Manhattan Bank;

         26.  RIGHTS AND REMEDIES ON DEFAULT.

         26.1 REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter, Lender may exercise any one or more of the following rights and remedies:

         (a) Lender may declare all sums secured by this Instrument, including any prepayment premium which Borrower would be required to pay, immediately due and payable.

         (b) Lender shall have the right to foreclose this Instrument in accordance with applicable law by judicial proceedings, or to foreclose this Instrument under the power of sale herein granted pursuant to sections 1401 through 1461 of the New York Real Property Law (Actions & Proceedings), after publishing, posting, and serving notice as required by section 1402 of said law. Lender may bid and purchase at such sale. If at the time of the sale Lender shall deem it best for any reason to postpone or continue said sale for one or more days it may do so, in which event notice of such postponement or continuance shall be made in such manner as the Lender may deem sufficient under section 1406 of the New York Real Property Law (Actions & Proceedings). Lender's costs and expenses of sale shall be an additional indebtedness secured hereby.

         (c) In the event of any foreclosure, to the extent permitted by applicable law, Lender will be entitled to a judgment which will provide that if the foreclosure sale proceeds are insufficient to satisfy the judgment, execution may issue for any amount by which the unpaid balance of the obligations secured by this Instrument exceeds the net sale proceeds payable to Lender.

         (d) With respect to all or any part of the Property that constitutes personalty, Lender shall have all rights and remedies of secured party under the Uniform Commercial Code.

         (e) Lender shall have the right to have a receiver appointed to take possession of any or all of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, to collect all the rents and revenues from the Property and apply the proceeds, over and above cost of the receivership, against the sums due under this Instrument, and to exercise all of the rights with respect to the Property described in SECTION 24 above. The receiver shall post bond which shall not be minimal or nominal in amount. To the extent permitted by law, Lender's right to the appointment of a receiver shall exist whether or not apparent value of the Property exceeds the sums due under this Instrument by a substantial amount; Employment by Lender shall not disqualify a person from serving as a receiver.

         (f) In the event Borrower remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Borrower, Borrower shall become a tenant at will of Lender or the purchaser of the Property and shall pay a reasonable rental for use of the Property while in Borrowers possession.

         (g) Lender shall have any other right or remedy provided in this Instrument, the Note, or any other Loan Document or instrument delivered by Borrower in connection therewith or available at law, in equity or otherwise.

         (h) Lender shall have all the rights and remedies set forth in SECTIONS 23 AND 24.

         26.2 SALE OF THE PROPERTY. In exercising its rights and remedies, Lender may, at Lender's sole discretion, cause all or any part of the Property to be sold as a whole or in parcels, and certain portions of the Property may be sold without selling other portions. Lender may bid at any public sale on all or any portion of the Property.

         26.3 NOTICE OF SALE. Lender shall give Borrower reasonable notice of the time and place of any public sale of any personal property or of the time after which any private sale or other intended disposition of the personal property is to be made. Reasonable notice shall mean notice given in accordance with applicable law, including notices given in the manner and at the times required for notices in a nonjudicial foreclosure.

         26.4 WAIVER; ELECTION OF REMEDIES. A waiver by either party of a breach of a provision of this Instrument shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and all remedies of Lender under this Instrument are cumulative and not exclusive. An election to make expenditures or take action to perform an obligation of Borrower shall not affect Lender's right to declare a default and exercise its remedies under this Instrument.

         27. SATISFACTION OF MORTGAGE. Upon payment of all sums secured by this Instrument, Lender shall execute a satisfaction (or at Borrower's option, an assignment) of this Instrument and shall surrender this Instrument and all notes evidencing Indebtedness secured by this Instrument to the person or persons legally entitled thereto. Such person or persons shall pay Lenders costs incurred in connection with satisfaction or assignment of this Instrument.

         28. FUTURE ADVANCES. [DELETED.]


         29. IMPOSITION OF TAX BY STATE.

         29.1 STATE TAXES COVERED. The following constitute state taxes to which this Section applies:

         (a) A specific tax upon mortgages or upon all or any part of the indebtedness secured by a mortgage.

         (b) A specific tax on a mortgagor which the taxpayer is authorized or required to deduct from payments on the indebtedness secured by a mortgage.

         (c) A tax on a mortgage chargeable against the mortgagee or the holder of the note secured.

         (d) A specific tax on all or any portion of the indebtedness or on payments of principal and interest made by a mortgagor.

         29.2 REMEDIES. If any state tax to which this Section applies is enacted subsequent to the date of this Instrument, this shall have the same effect as an Event of Default, and Lender may exercise any or all of the remedies available to it unless the following conditions are met:

         (a) Borrower may lawfully pay the tax or charge imposed by state tax, and

         (b) Borrower pays the tax or charge within thirty (30) days after notice from Lender that the tax law has been enacted.

         30. ATTORNEYS' FEES. In the event suit or action is instituted to enforce or interpret any of the terms of this Instrument (including without limitation efforts to modify or vacate any automatic stay or injunction), the prevailing party shall be entitled to recover all expenses reasonably incurred at, before and after trial and on appeal whether or not taxable as costs, or in any bankruptcy proceeding including, without limitation, attorneys' fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses. Whether or not any court action is involved, all reasonable expenses, including but not limited to the costs of searching records, obtaining title reports, surveyor reports, and title insurance, incurred by Lender that are necessary at any time in Lender's opinion for the protection of its interest or enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest from the date of expenditure until repaid at the interest rate as provided in the Note. The term "attorneys' fees'" as used in the Loan Documents shall be deemed to mean such fees as are reasonable and are actually incurred.

         31. GOVERNING LAW; SEVERABILITY. This Instrument shall be governed by the law of the State of New York applicable to contracts made and to be performed therein (excluding choice-of-law principles). In the event that any provision or clause of this Instrument or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Instrument or the Note which can be given effect without the conflicting provision, and to this end the provisions of this Instrument and the Note are declared to be severable.

         32. TIME OF ESSENCE. Time is of the essence of this Instrument.

         33. CHANGES IN WRITING. This Instrument and any of its terms may only be changed, waived, discharged or terminated by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement subsequently made by Borrower or Lender relating to this Instrument shall be superior to the rights of the holder of any intervening lien or encumbrance.

         34. NO OFFSET. Borrower's obligation to make payments and perform all obligations, covenants and warranties under this Instrument and under the Note shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation any setoff, counterclaim, abatement, suspension, recoupment, deduction, defense or other right that Borrower or any guarantor may have or claim against Lender or any entity participating in making the loan secured hereby. The foregoing provisions of this section, however, do not constitute a waiver of any claim or demand which Borrower or any guarantor may have in damages or otherwise against Lender or any other person, or preclude Borrower from maintaining a separate action thereon; provided, however, that Borrower waives any right it may have at law or in equity to consolidate such separate action with any action or proceeding brought by Lender.

         35. WAIVER OF JURY TRIAL. THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTELLIGENTLY WAIVES ANY AND ALL RIGHTS THAT EACH PARTY TO THIS INSTRUMENT MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR THE STATE OF NEW YORK, TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING RELATING TO THIS INSTRUMENT, THE LOAN DOCUMENTS OR ANY TRANSACTIONS CONTEMPLATED THEREBY OR RELATED THERETO. IT IS INTENDED THAT THIS WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, CLAIMS AND/OR COUNTERCLAIMS IN ANY SUCH ACTION OR PROCEEDING.

         BORROWER UNDERSTANDS THAT THIS WAIVER IS A WAIVER OF A CONSTITUTIONAL SAFEGUARD, AND EACH PARTY INDIVIDUALLY BELIEVES THAT THERE ARE SUFFICIENT ALTERNATE PROCEDURAL AND SUBSTANTIVE SAFEGUARDS, INCLUDING, A TRIAL BY AN IMPARTIAL JUDGE, THAT ADEQUATELY OFFSET THE WAIVER CONTAINED HEREIN.

         36. MAXIMUM INTEREST CHARGES. Notwithstanding anything contained herein or in any of the Loan Documents to the contrary, in no event shall Lender be entitled to receive interest on the loan secured by this Instrument (the "Loan") in amounts which, when added to all of the other interest charged, paid to or received by Lender on the Loan, causes the rate of interest on the Loan to exceed the highest lawful rate. Borrower and Lender intend to comply with the applicable law governing the highest lawful rate and the maximum amount of interest payable on or in connection with the Loan. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Loan, or if acceleration of the final maturity date of the Loan or if any prepayment by Borrower results in Borrower having paid or demand having been made on Borrower to pay, any interest in excess of the amount permitted by applicable law, then all excess amounts theretofore collected by Lender shall be credited on the principal balance of the Note (or, if the Note has been or would thereby be paid in full, such excess amounts shall be refunded to Borrower), and the provisions of the Note, this Instrument and any demand on Borrower shall immediately be deemed reformed and the amounts thereafter collectible thereunder and hereunder shall be reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder and hereunder. The right to accelerate the final maturity date of the Loan does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread through the full term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the applicable usury ceiling. By execution of this Instrument, Borrower acknowledges that it believes the Loan to be nonusurious and agrees that if, at any time, Borrower should have reason to believe that the Loan is in fact usurious, it will give Lender written notice of its belief and the reasons why Borrower believes the Loan to be usurious, and Borrower agrees that Lender shall have ninety (90) days following its receipt of such written notice in which to make appropriate refund or other adjustment in order to correct such condition if it in fact exists.

         37. NEW YORK REAL PROPERTY LAW 254. The clauses and covenants contained herein which are construed by section 254 of the New York Real Property Law shall be construed as provided in that section, except as otherwise provided in this Instrument. The additional clauses and covenants contained herein shall afford rights supplemental to and not exclusive of the rights conferred by the clauses and covenants construed by such section 254 and shall not impair, modify, alter or defeat such rights notwithstanding that such additional clauses and covenants may relate to the same subject matter or provide for different or additional rights in the same or similar contingencies as the clauses and covenants construed by section 254. The rights of Grantee arising under the clauses and covenants contained in this Instrument shall be separate, distinct and cumulative, and none of them shall be in exclusion of any other provision, anything herein or otherwise to the contrary notwithstanding.

         38. LIEN LAW COVENANT. Pursuant to section 13 of the Lien Law of New York, Borrower shall receive the advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply such advances first to the payment of the cost of any such improvement on the Property before using any part of the same for any other purpose.

                  IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

         IN WITNESS WHEREOF, Borrower has caused this Instrument to be executed under seal by its duly authorized officers under seal as of the day and year first written above.

                                      BORROWER:

                                      MICHAEL ANTHONY JEWELERS, INC.,
                                      a Delaware corporation

                                      By: /s/ Michael A. Paolercio
                                         -------------------------------
                                         Michael A. Paolercio, Treasurer

                                                    [SEAL]


Exhibits:
---------

Exhibit A - Description of Property
Schedule 1 - Permitted Exceptions

STATE OF NEW YORK       )
                        )        ss.
COUNTY OF Westchester   )
         --------------

                                 ACKNOWLEDGMENT
                                 --------------


         PERSONALLY before me, the undersigned, a Notary Public in and for said State, appeared Michael A. Paolercio, who resides at PARK RIDGE NEW JERSEY, to me well-known and known by me [or proven upon the basis of credible evidence] to be the Treasurer, of MICHAEL ANTHONY JEWELERS, INC., a Delaware corporation, the corporation that executed the within instrument, and known to me to be the persons whose signature appears on the within instrument on behalf of such corporation therein named, and acknowledged to me that he executed such instrument as his own free act and deed and that such corporation executed the within instrument as its own free act and deed, pursuant to its by-laws or a resolution of its board of directors for the uses and purposes set forth therein.

         WITNESS my hand and official seal this 10th day of February 1999.

                                      /s/ Daniel A. Ferrara
                                      ----------------------------------
                                      Notary Public

                                      My commission expires: 3/30/2000
                                                            ------------

[SEAL]                                       DANIEL A. FERRARA
                                      Notary Public, State of New York
                                               No.41-4518812
                                        Qualified in Queens County
                                        Term Expires March 30, 2000

Loan No.: 001-0003346-001


                                   EXHIBIT A

             (50 South MacQuesten Parkway, Mount Vernon, New York)


Legal Description:
------------------

All that certain plot, piece or parcel of land with the buildings and improvements thereon erected situate, lying and being in the City of Mount Vernon, County of Westchester and State of New York being portions of Lots Nos. 286, 287, 288, 289 & 290 on a certain map entitled "Map of West Mount Vernon, lying in the Town of Eastchester, County of Westchester and State of New York," made for the Teutonia Homestead Association by Gustavus A. Sacchi, filed in the Office of the County Clerk Division of Land Records, formerly Register's Office, Westchester County, New York, on May 1st, 1852, as Map No.151, and which portions of lots taken together are bounded and described as follows:

BEGINNING at the corner formed by the Intersection of the northwesterly side of MacQuesten Parkway South (formerly South Railroad Avenue) and the southwesterly side of South West Street;

RUNNING THENCE along the southwesterly side of South West Street and along the Southerly line of Lot No.285, shown on said map, North 57 degrees 33 minutes 08 seconds West, 218.70 feet to the easterly line of land now or formerly of the New York Central Railroad Company, and formerly being the land of New York State Realty and Terminal Company;

THENCE along the easterly line of said Railroad Company land South 32 degrees 26 minutes 31 seconds West, 178.00 feet to a point;

THENCE South 57 degrees 33 minutes 08 seconds East 218.68 feet to the northwesterly side of MacQuesten Parkway South (formerly South Railroad Avenue); and


THENCE along the same, North 32 degrees 26 minutes 52 seconds East, 178.00 feet to the point or place of BEGINNING.

                                                        Loan No: 001-0003346-001

                                   SCHEDULE 1

             (50 South MacQuesten Parkway, Mount Vernon, New York)


Permitted Exceptions:
---------------------

1. Iron gates over vault adjoins easterly sides of premises in bed of MacQuesten Parkway.

2. The following items located on southerly sides of premises project onto premises

         2a) pipe - 6 feet
         2b) ducts - 1.1 feet
         2c) fence - 1 foot

3.       Variation between location of fences, gates and record lines